Boyar Value Fund, Inc.

Prospectus Supplement dated June 17, 2010

The following information supersedes any contrary information contained in the Boyar Value Fund, Inc. (the “Fund”) Prospectus dated May 1, 2010.

Past Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance the Fund from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.boyarvalue.com or by calling 1-800-266-5566.

The 5% sales charge is not reflected in the bar chart; if reflected, returns would be lower than those shown.

During the period shown in the bar chart, the highest return for a quarter was 20.71% (quarter ended 6/30/09) and the lowest return for a quarter was -23.39% (quarter ended 12/31/08).

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated May 1, 2010, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-800-226-5566.